HOUSEHOLD FINANCE CORPORATION
          HFC CARD FUNDING CORPORATION
          HOUSEHOLD CREDIT CARD MASTER TRUST 1
          Class A and Class B Certificates, Series 1995-1

       The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the Pooling and Servicing Agreement), by and among HFC Card Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.   The undersigned is a Servicing Officer.
4. This Certificate relates to the Distribution Date occurring on December 15, 1998
5.   Trust Information.
(a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to
 .................................................$217,981,675.04
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such
Distribution Date was equal to ..................$171,984,886.01
     (i)  The total payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is .......................................................9.662%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Due Period
preceding such Distribution Date was equal to ....$45,996,789.03
     (i)  The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)], is ............................................24.205%
     (ii) The amount of such aggregate with respect to Finance
          Charge was equal to ....................$36,752,531.54
      (iii)The amount of such aggregate with respect to Fees
          was equal to ............................$6,032,150.37
     (iv) The amount of such aggregate with respect to
          Interchange was equal to ................$1,814,991.12
     (v)  The amount of such aggregate with respect to Other
          Recoveries was equal to ...................$237,510.00
     (vi) The amount of such aggregate with respect to Principal
          Recoveries was equal to .................$1,159,606.00
(d)  The Gross Defaulted Amount for the preceding Due Period is
 .................................................$6,337,770.32
     (i)  The annualized default rate, (d)*12/(f), is ....3.421%
     (ii) The annualized net default rate, [(d)-(c)(vi)]*12/(f), is ............................................2.795%*
(e)  The Portfolio Yield for such Distribution Date [c(i) -
d(ii)] ................................................21.410%
(f) The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period or, if there were Additions or Removals during the Due Period, the average balance for such Due Period is equal to .............$2,222,837,506.47
(g) The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is ..$1,425,773,950.95
(h)  The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period......$2,602,391,028.06
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is (excludes discount option)
 ..................................................$31,634,253.92
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to ...................$77,950,814.80
(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to ...................$37,266,942.28
(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to ............. $40,149,349.06
(m)  The aggregate amount of Trust Excess Principal Collections for such Distribution Date to ....................$31,075,770.36
(n)  The aggregate amount of Principal Shortfalls for such
Distribution Date is ......................................$0.00
(o)  The Discount Option Date ......................June 1, 1997
(p)  The Discount Percentage ..............................3.000%
(q) The Total Amount of Discount Option Receivables at the beginning of the preceding Due Period is equal to
 ..................................................$80,486,320.46
(r)  Discount Option Receivable Collections is ....$5,319,120.19
6.   Group One Information
(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal to
 ........................................................5.678%
(b)  Group One Total Investor Collections is equal
to...............................................$196,129,203.69
(c)  Group One Investor Principal Collections is equal to
 .................................................$154,743,552.34
(d)  Group One Investor Finance Charge and Administrative
Collections is equal to ..........................$41,385,651.35
(e)  Group One Investor Additional Amounts is equal to ....$0.00
(f)  Group One Investor Default Amount is equal to .$5,702,414.41
(g)  Group One Investor Monthly Fees is equal to....$2,000,000.00
(h)  Group One Investor Monthly Interest is equal to
 ...................................................$5,488,319.36
7.   Series 1995-1 Information
(a)  The Series Adjusted Portfolio Yield for the Due Period
preceding such Distribution Date was equal to ............21.410%
(b) The Series 1995-1 Allocation Percentage with respect to the Due Period preceding such Distribution Date was equal to .97.778%
(c)  The Floating Allocation Percentage for the Due Period
preceding such Distribution Date was equal to ............92.020%
(d) The aggregate amount of Reallocated Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal to ..........$41,385,651.35
(e) The Floating Allocation Percentage of Series Allocable Finance Charge and Administrative Collections for the Due Period
preceding such Distribution Date is equal to .....$41,385,651.35
(f)  Class A Invested Amount ....................$700,000,000.00
(g)  The Class A Invested Percentage with respect to the Due
Period preceding such Distribution Date was equal to .....$0.583
(h)  The Class A Invested Percentage of the amount set forth in
Item 7(d) above was equal to .....................$24,141,629.95
(i)  The amount of Class A Monthly Interest for such Distribution
Date is equal to ..................................$3,071,959.53
(j) The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
 ..........................................................$0.00
(k)  The amount of Class A Additional Interest for such
Distribution Date is equal to .............................$0.00
(l) The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to ........................................................$0.00
(m)  The Class A Investor Default Amount for such Distribution
Date is equal to ..................................$3,326,408.41
(n)  The Allocable Servicing Fee for such Distribution Date is equal to ..........................................$2,000,000.00
(o)  The Class A Required Amount, if any, with respect to such
     Distribution Date is equal to ........................$0.00
(p)  Class B Invested Amount ....................$214,286,000.00
(q)  The Class B Invested Percentage for the Due Period preceding such Distribution Date was equal to ......................17.86%
(r)  The Class B Invested Percentage of the amount set forth in
Item 7(d) above is equal to .......................$7,390,304.74
(s)  The amount of Class B Monthly Interest for such Distribution
Date is equal to ....................................$971,468.50
(t) The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to ........................................................$0.00
(u)  The amount of Class B Additional Interest for such
Distribution Date is equal to .............................$0.00
(v) The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal to ........................................................$0.00
(w)  Class B Investor Default Amount for such Distribution Date is equal to .......................................$1,018,289.65
(x)  The Collateral Invested Percentage of the amount set forth in Item 7(d) above is equal to ....................$9,853,716.66
(y)  The Series 1995-1 Principal Shortfall for such Distribution
Date is equal to ..........................................$0.00
(z)  The Series 1995-1 Excess Principal Collections is equal to ........................................................$0.00
(aa) The amount of Excess Finance Charge and Administrative Collections with respect to such Distribution Date is equal to ...............................................$32,015,814.92
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
     (i)  to fund the Class A Required Amount, if any, with
          respect to such Distribution Date ...............$0.00
     (ii) to reimburse Class A Investor Charge-Offs .......$0.00
     (iii)to pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount ..........................$0.00
     (iv) to fund the Class B Investor Default Amount with
          respect to such Distribution Date .......$1,018,289.65
     (v)  to reimburse certain previous reductions in the Class
          B Invested Amount ...............................$0.00
     (vi) to pay the Collateral Monthly Interest for such
          Distribution Date equal to ..............$1,444,891.33
     (vii)to pay any portion of the Allocable Servicing Fee
          not paid pursuant to clause (i) above ...........$0.00
     (viii)to fund the Collateral Investor Default Amount
          with respect to such Distribution Date ..$1,357,716.36
     (ix) to make any required deposit in the Cash Collateral
          Account .........................................$0.00
(cc) The amount of Subordinated Principal Collections with
respect to such Distribution Date is equal to ....$64,476,480.14
(dd) The Principal Allocation Percentage is equal to .....92.02%
(ee) The total amount of Class A Certificates exchanged on such
Distribution Date ...........................................0
(ff)  The total amount of Class B Certificates exchanged on such
Distribution Date ...........................................0
(gg) The total amount to be distributed to Class A Certificateholders on such Distribution Date in payment of principal is equal to .....................................$0.00
(hh) The total amount to be distributed to Class B Certificateholders on such Distribution Date in payment of principal is equal to ....................................$0.00
(ii) The amount of Class A Investor Charge-Offs for such
Distribution Date is equal to .............................$0.00
(jj) The total amount of reimbursements of Class A Investor
Charge-Offs for such Distribution Date is equal to ........$0.00
(kk) The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution
Date is equal to ..........................................$0.00
(ll) The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is equal to ........$0.00
(mm) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to
 .................................................$700,000,000.00
(nn) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to
 .................................................$214,286,000.00
(oo) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to
 .................................................$285,714,000.00
(pp) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to ..............................................$419,047,177.78
(qq) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such
Distribution Date, will be equal to .....................195.555%
(rr) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such
Distribution Date, will be equal to .......................$0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution
Dates is equal to ................................$33,683,236.94
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to
 .................................................$29,639,808.91
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection
Account) is equal to ......................................$0.00
11. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
(ii) the action taken by the Transferor and Servicer, if
any, to remedy such default and (iii) the current status of each
such default; if applicable, insert None.      None
12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of :
____________________________________________).
14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

     *Approximately $1.7 billion of receivables was removed from the Trust in November 1998 to facilitate Household's strategy to sharpen the focus of its U.S. Bankcard business by de-emphasizing non-core Mastercard/Visa activities. The removal favorably impacted the annualized net default rate of the Trust.


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of December, 1998.



          HOUSEHOLD FINANCE CORPORATION
          as Servicer,

          By: _______________________________
                Name: Steven H. Smith
                Title: Servicing Officer



Household Finance Corporation
HFC Card Funding Corporation            November 1998
Household Credit Card Master Trust I , Series 1995-1
                                        Dec 15, 1998


CLASS A CERTIFICATEHOLDER'S STATEMENT
A.   Information Regarding Distributions
     1. Total distribution per $1,000 interest    $2.047973019
     2. Principal distribution per $1,000 interest $0.000000000
     3. Interest distribution per $1,000 interest $2.047973019
B.   Calculation of Class A Interest
     1. Calculation of Class A Certificate Rate
          (a) One-month LIBOR                          5.28%
          (b) Spread                                   0.17%
          (c) Class A Certificate Rate                 5.45%
     2. Beginning Principal Amount           $700,000,000.00
     3. Days in Interest Period                        29
C. Performance of Trust
     1. Collections of Receivables
          (a) Total Collections              $217,981,675.04
          (b) Collections of Finance Charge
               and Administrative Receivables    $45,996,789.03
          (c) Collections of Principal            $171,984,886.01
    2. Allocation of Receivables
          (a) Class A Invested Percentage              58.33%
          (b) Principal Allocation Percentage          92.02%
    3. Delinquent Balances
          (a) Delinquent 5 - 29 days              $77,950,814.80
                                                       5.19%
          (b) Delinquent 30 - 59 days             $37,266,942.28
                                                       2.48%
          (c) Delinquent 60+ days                 $40,149,349.06
                                                       2.67%
    4. Class A Investor Default Amount            $3,326,408.41
    5. Class A Investor Charge-offs; Reimbursement of
          Charge-offs
          (a) Class A Investor Charge-offs, if any, for the
               Distribution Date                  $0.000000000
          (b) The amount of Item 5.(a) per $1,000
               interest                           $0.000000000
          (c) Total reimbursed to Trust in respect of Class A
               Investor Charge-offs               $0.000000000
          (d) The amount of Item 5.(c) per $1,000
               interest                           $0.000000000
          (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested Amount as of
               the end of the Distribution Date   $0.000000000
     6. Allocable Servicing Fee paid for the
          Distribution Date                       $2,000,000.00
     7. Deficit Controlled Amortization Amount for the
          Distribution Date                       $0.000000000
    8. Discount Option Date                  $35,582.000000000
    9. Discount Percentage                             3.00%
D.   Class A Pool Factor                          $0.466666667
E.   Receivables Balances
     1. Principal Receivables as of the last day of the preceding
          Due Period                         $1,425,773,950.95
     2. Finance Charge and Administrative Receivables as of the
          last day of the preceding Due Period   $31,634,253.92
F.   Class B Certificates
     1. Class B Invested Amount as of the end of the Distribution
          Date                                    $214,286,000.00
     2. Available Collateral Invested Amount as of the end of the
          Distribution Date                       $152,380,822.22




Household Finance Corporation
HFC Card Funding Corporation            November 1998
Household Credit Card Master Trust I , Series 1995-1
                                        Dec 15, 1998

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.   Information Regarding Distributions
     1. Total distribution per $1,000 interest    $4.533513611
     2. Principal distribution per $1,000 interest  $0.000000000
     3. Interest distribution per $1,000 interest $4.533513611
B.   Calculation of Class B Interest
     1. Calculation of Class B Certificate Rate
          (a) One-month LIBOR                          5.28%
          (b) Spread                                   0.35%
          (c) Class B Certificate Rate                 5.63%
     2. Beginning Invested Amount                 $214,286,000.00
     3. Days in Interest Period                        29
C. Performance of Trust
     1. Collections of Receivables
          (a) Total Collections                   $217,981,675.04
          (b) Collections of Finance Charge and Administrative
               Receivables                        $45,996,789.03
          (c) Collections of Principal            $171,984,886.01
    2. Allocation of Receivables
          (a) Class B Invested Percentage              17.86%
          (b) Principal Allocation Percentage          92.02%
   3. Delinquent Balances
          (a) Delinquent 5 - 29 days    $77,950,814.80
                                             5.19%
          (b) Delinquent 30 - 59 days        $37,266,942.28
                                             2.48%
          (c) Delinquent 60+ days       $40,149,349.06
                                             2.67%
     4. Class B Investor Default Amount      $1,018,289.65
     5. Class B Investor Charge-offs; Reimbursement of
          Charge-offs
          (a) Class B Investor Charge-offs, if any, for the
               Distribution Date                  $0.00
          (b) The amount of Item 5.(a) per $1,000
               interest                           $0.00
          (c) Total reimbursed to Trust in respect of Class B
               Investor Charge-offs               $0.00
          (d) The amount of Item 5.(c) per $1,000
               interest                           $0.00
          (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of
               the end of the Distribution Date   $0.00
     6. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at the end of the
               Distribution Date                  $0.00
          (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at the end of
               the Distribution Date              $0.00
     7. Available Collateral Invested Amount      $152,380,822.22
     8. Deficit Controlled Amortization Amount for the
          Distribution Date                       $0.00
     9. Discount Option Date                 June 1, 1997
    10. Discount Percentage                       3.00%
D.   Class B Pool Factor                     $1.000000000
E.   Receivables Balances
     1. Principal Receivables as of the last day of the preceding
          Due Period                         $1,425,773,950.95
     2. Finance Charge and Administrative Receivables as of the last day of the preceding Due Period $31,634,253.92